UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 3, 2007
Date of Report (Date of earliest event reported)

MONDEO INVESTMENTS, INC.
(Exact name of registrant as specified in its charter)

N/A
(Former name or former address if changed since last report)

Delaware	000-52199	To be applied
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

818 SW 3rd Avenue Suite 141
Portland, Oregon 97204	97204
(Address of principal executive offices)	(Zip Code)

503-210-5378
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01

REGULATION FD DISCLOSURE

The Board of Directors of Mondeo Investments, Inc., a Delaware corporation (the "Company"), has approved an offering on a private placement basis of up to 300,000 Shares of its Common Stock, par value $.0001 per share (“Shares”), at a price of US$1.00 per Share (the "Offering"), pursuant to Regulation S ("Regulation S") of the United States Securities Act of 1933 (the "Securities Act").

The price of the Shares bears no relationship to any objective criteria of value and should in no event be regarded as an indication of any future market price or value of the Shares offered in the Offering.

The Shares in the Offering are to be sold, on a "best efforts" basis by the Company, in offshore transactions to non-U.S. persons, as defined under the Securities Act, who are qualified investors and who are deemed acceptable by the Company.

The entire amount of the purchase price for the Shares must be paid upon the execution and delivery to the Company of a Share Subscription Agreement, a copy of which is attached hereto as Exhibit 99.1.

All cash payments for the Shares (US$300,000 if all Shares are sold in the Offering) will be immediately available for use by the Company without the use of any escrow agent.

To date no Shares have been sold under the Offering and there is no assurance that any Shares will be sold.

The proceeds of the Offering will be used for general corporate purposes.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(c)

Exhibits

Exhibit Number	Description of Exhibit

99.1	Share Subscription Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDEO INVESTMENTS, INC.

Date: August 11, 2007		/s/ Tyroe Chhim
By:

Tyroe Chhim
President and Chief Financial Officer

EXHIBIT 99.1

MONDEO INVESTMENTS, INC.

SHARE SUBSCRIPTION AGREEMENT

August 8, 2007

Mondeo Investments, Inc.

Attn:  President and CEO

Dear Sir:

The undersigned (“Subscriber”) hereby subscribes to the immediate acquisition of ______________ Common Shares, par value $.0001 per share (the “Shares” or “Securities”), of Mondeo Investments, Inc., a Delaware corporation (the “Company”).  The aggregate purchase price for the Shares purchased hereunder at US$1.00 per Share is $________________.

In connection with the purchase of the Securities, the undersigned acknowledges, warrants and represents to and agrees with the Company as follows:

1.

Subscriber is not a United States person, as defined in Rule 902(k) of Regulation S of the U.S. Securities Act of 1933 as amended, and is not acquiring the Securities for the account or benefit of any United States person.

2.

Subscriber is acquiring the Securities for investment for his/her/its own account and without the intention of participating, directly or indirectly, in a distribution of the Securities, and not with a view to resale or any distribution of the Securities, or any portion thereof.

3.

Subscriber does hereby agree to resell the securities only in accordance with Regulation S, or the registration requirements of the Securities Act, or pursuant to an exemption from such registration.  Furthermore, Subscriber agrees not to engage in hedging transactions with regard to such securities unless in compliance with the Securities Act.

4.

Subscriber understands that a Legend will appear on the face of each share certificate sold offshore under Regulation S, stating that transfer of these securities is prohibited other than in accordance with Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration and that hedging transactions may not be conducted except in compliance with the Securities Act.

5.

Subscriber understands and agrees that the Company and its transfer agent are required to place stop transfer orders against all shares acquired hereunder and to refuse any attempted transfer of such shares unless the transfer is in accordance with the registration or exemption provisions of the Securities Act or Regulation S thereof.

6.

Subscriber has been offered access to the Company’s CEO to ask questions concerning the affairs of the Company and this transaction.

7.

An offering memorandum and/or term sheet, describing the history and present status of the Company and its business has been made available to and read by Subscriber.

8.

The Company has the right, in its sole discretion, to accept or reject this subscription.

ACCEPTANCE OF SUBSCRIPTION	SUBSCRIBER:

Mondeo Investments, Inc.	___________________________________Signature
Name: ______________________________

By:	Address:
Tyroe Chhim, President / CEO	________________________
________________________
Dated: ________________, 2007	________________________ ________________________ Email: Telephone: